UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2024

Quantum FinTech Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4221 W. Boy Scout Blvd., Suite 300 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

(813) 257-9366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QFTA	NYSE American LLC
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTAW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

Quantum FinTech Acquisition Corporation (the “Company”) is filing this Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2024 (the “Original Report”) because an incorrect exhibit was inadvertently filed. The correct exhibit is attached as Exhibit 4.1 hereto.

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to Item 1.01 of the Original Report, the text of which is incorporated herein by reference. The Assignment, Assumption and Amendment Agreement, dated as of February 9, 2024, by and among the Company, Calculator New Pubco, Inc., and Continental Stock Transfer & Trust Company is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
4.1	Assignment, Assumption and Amendment Agreement, dated as of February 9, 2024, by and among the registrant, Calculator New Pubco, Inc., and Continental Stock Transfer & Trust Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum FinTech Acquisition Corporation

By:	/s/ John Schaible
Name:	John Schaible
Title:	Chief Executive Officer

Date: February 22, 2024

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